Exhibit 10.3

Subscription Agreement

GREENCHEK TECHNOLOGY INC.

A Nevada Corporation

(Accredited Investor)

SUBSCRIPTION AGREEMENT AND REPRESENTATIONS

TO: Greenchek Technology Inc.

Gentlemen:

     I, the undersigned, understand that Greenchek Technology Inc., a Nevada Corporation, Greenchek Technology Inc. is offering Four Hundred Thousand (400,000) Units consisting of one Common Stock and one Warrant of Greenchek Technology Inc. Greenchek Technology Inc. ("Units") at a price of $.75 per Unit.

     I hereby offer to purchase ___________________ Units and hereby agree to pay $300,000.00 to purchase Units of Greenchek Technology Inc. and upon acceptance by you, I agree to become a Shareholder and Warrant Holder of Greenchek Technology Inc. and to contribute to Greenchek Technology Inc. as set forth herein. In order to induce Greenchek Technology Inc. to accept my offer, I advise you as follows:

     (1) Receipt of copies of the Business Plan containing Use of Proceeds and such other documents as I have requested. I hereby acknowledge that I have received the Business Plan documents (as may be supplemented from time to time) relating to Greenchek Technology Inc. including financial information; that I have carefully read the documents; and that I understand and agree to all of the terms, conditions, and provisions contained therein.

     (2) Availability of Information. I hereby acknowledge that Greenchek Technology Inc. has made available to me the opportunity to ask questions of, and receive answers from Greenchek Technology Inc. and any other person or entity acting on its behalf, concerning the contents of the Plan and the information contained in the corporate documents and to obtain any additional information, to the extent Greenchek Technology Inc. possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by Greenchek Technology Inc. and any other person or entity acting on its behalf.

     (3) Representations and Warranties. I represent and warrant to Greenchek Technology Inc. (and understand that it is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and sale of the Units from the registration requirements of applicable federal and state securities laws) that:

      (A) RESTRICTED SECURITIES.

          (1) I understand that the Units have not been registered under the Securities Act of 1933, as amended (The Act), or any state securities laws.

          (2) I understand that if my subscription offer is accepted and the Units are sold to me, I cannot sell or otherwise dispose of the Units unless the Units are registered under the Act or the state securities laws or exemptions there from are available (and consequently, that I must bear the economic risk of the investment for an indefinite period of time):

          (3) I understand that Greenchek Technology Inc. has no obligation now or at any time to register the Units under the Act or the State securities laws or obtain exemptions there from.

          (4) I understand that Greenchek Technology Inc. will restrict the transfer of the Units in accordance with the foregoing representations.

     (B) LEGEND.

          I agree that any certificate representing the Units will contain and be endorsed with the following, or a substantially equivalent, LEGEND:

"This Unit certificate has been acquired pursuant to an investment representation by the holder and shall not be sold, pledged, hypothecated or donated, or otherwise transferred except upon the issuance to Greenchek Technology Inc. of a favorable opinion by its counsel and the submission to Greenchek Technology Inc. of other evidence satisfactory to and as required by counsel to Greenchek Technology Inc.; that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws.

     (C) AGE: CITIZENSHIP.

             I am at least twenty-one years old and a citizen of Panama.

     (D) ACCURACY OF INFORMATION.

          All information which I have provided to Greenchek Technology Inc. concerning my financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this subscription offer by Greenchek Technology Inc., I will immediately provide Greenchek Technology Inc. with such information.

     (5) OFFERING PROCEDURE.

            I understand that this subscription offer is subject to each of the following terms and conditions:

        (a) Greenchek Technology Inc. may reject this subscription offer for any reason, and this subscription offer shall become binding upon Greenchek Technology Inc. only when accepted, in writing, by Greenchek Technology Inc.

           (b) This subscription offer may not be withdrawn by me.

(6)	SUITABILITY. I hereby warrant and represent:

(a) That I can afford a complete loss of the investment and can afford to hold the securities being purchased hereunder for an indefinite period of time;

(b)	That I consider this investment a suitable investment and;

(c)	That I have had prior experience in financial matters and investments.

     (7) RESTRICTIONS.

     This subscription is personal to the investor whose name and address appear below. It may not be sold, transferred, assigned or otherwise disposed of to any other person, natural or artificial.

     (8) CONDITIONS.

     This subscription shall become binding upon Greenchek Technology Inc. and me only when accepted, in writing, by the issuer.

(9)	REPRESENTATIONS.

(a) I have been furnished and have carefully read Greenchek Technology Inc. business plan and the documents attached as exhibits thereto, including the Subscription Agreement. I am aware that:

                            (1) There are substantial risks incident to the ownership of Units in Greenchek Technology Inc., and such investment is speculative and involves a high degree of risk of loss by me of my entire investment in Greenchek Technology Inc.;

          (2) No federal or state agency has passed upon the Units or made any finding or determination concerning the fairness of this investment;

(b)	I acknowledge that I have been advised to consult my own attorney concerning the investment.

(c)	I acknowledge that the investment in Greenchek Technology Inc. is an illiquid investment. In particular, I recognize that:

               (1) Due to restrictions described below, the lack of any market existing or to exist for these Units, in the event I should attempt to sell my Units in Greenchek Technology Inc., my investment will be highly illiquid and, probably must be held indefinitely.

               (2) I must bear the economic risk of investment in the Units for an indefinite period of time, since the Units have not been registered under the Securities Act of 1933, as amended. Therefore, the Units cannot be offered, sold, transferred, pledged, or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for {Greenchek Technology Inc.} to that effect is obtain, which is not anticipated.

                    (3) My right to transfer my Units will also be restricted as provided in this Subscription Agreement.

(d)	I represent and warrant to Greenchek Technology Inc. that:

(1) I have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of Units, including the risks set forth in this Agreement.

                (2) I and my investment advisors, if any, have been furnished all materials relating to Greenchek Technology Inc. and its proposed activities, the offering of Units, or anything set forth in the Plan which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Plan;

                (3) Greenchek Technology Inc. has answered all inquiries that I and my investment advisors, if any, have put to it concerning Greenchek Technology Inc. and its proposed activities and the offering and sale of the Units;

                (4) Neither I nor my investment advisors, if any, have been furnished any offering literature other than the Business Plan and the documents that may be attached as exhibits thereto and I and my investment advisors, if any, have relied only on the information contained in the Business Plan and such exhibits and the information, as described in subparagraphs (b) and (c) above, furnished or made available to them by Greenchek Technology Inc.;

                (5) I am acquiring the Units for which I hereby subscribe for my own account, as principal, for investment purposes only and NOT with a view to the resale or distribution of all or any part of such Units, and that I have no present intention, agreement or arrangement to divide my participation with others or to resell, transfer or otherwise dispose of all or any part of the Units subscribed for unless and until I determine, at some future date, that changed circumstances, not in contemplation at the time of this purchase, makes such disposition advisable;

                (6) I, the undersigned, if on behalf of a corporation, partnership, trust, or other form of business entity, affirm that: it is authorized and otherwise duly qualified to purchase and hold Units in Greenchek Technology Inc.; recognize that the information under the caption as set forth in (a) above related to investments by an individual and does not address the federal income tax consequences of an investment by any of the aforementioned entities and have obtained such additional tax advice that I have deemed necessary; such entity has its principal place of business as set forth below; and such entity has not been formed for the specific purpose of acquiring Units in Greenchek Technology Inc

               (7) I have adequate means of providing for my current needs and personal contingencies and have no need for liquidity in this investment; and

     (e) I hereby adopt, accept, and agree to be bound by all the terms and conditions of this Agreement, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and By-Laws. Upon acceptance of this Subscription Agreement by Greenchek Technology Inc., I shall become a Shareholder and Warrant Holder for all purposes, and the Units subscribed shall be issued.

     (f) The Subscription, upon acceptance by Greenchek Technology Inc., shall be binding upon the heirs, executors, administrators, successors, and assigns of mine.

(g)	I hereby represent and warrant that:

(1)  I have either a net worth (exclusive of home, home furnishings, and automobiles) of at least ten times the amount of the investment. If a corporation, it is on a consolidated basis according to its most recent financial statement, within the above standards, and if a partnership, each partner is within the above standards.

(h)	I further hereby represent that either:

(1) I have such knowledge and experience in business and financial matters that I am capable of evaluating Greenchek Technology Inc. and proposed activities thereof, the risks and merits of investment in the Units and of making an informed investment decision thereon, and am not utilizing a purchaser representative in connection with evaluating such risks and merits; or

               (2) I and the persons listed in (3) below (not affiliated with Greenchek Technology Inc.) together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investment in the Units and make an informed decision.

     (Note: If (1) is correct, cross out (2). If (2) is appropriate (1) and, if (3) below, list, and indicate professional or business relationship to the undersigned relied upon, or with whom the undersigned consulted, in evaluating the merits and risks investment in the Units. If such person is serving as a Purchaser Representative of me, have such individual(s) complete a Purchaser Representative Affidavit obtained from Greenchek Technology Inc

               (3) In evaluating the merits and risks of investment in the Units, I have relied upon the advice of, or consulted with, only the following persons (not affiliated with Greenchek Technology Inc.):

(1) ___________________________________________
            Name
     ___________________________________________
            Relationship

(2) ___________________________________________
            Name
     ___________________________________________
            Relationship

     (i) I have previously invested in private placement securities (such as stock, equipment leasing, mineral, oil and gas, or other syndications). (CROSS OUT INCORRECT ANSWER.)

       (j) I further represent and warrant:

(1) That I hereby agree to indemnify Greenchek Technology Inc. and hold Greenchek Technology Inc. harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

(A)	Any inaccuracy in my declarations, representations, and warranties hereinabove set forth;

(B)	The disposition of any of the Units which I will receive, contrary to my foregoing declarations, representations, and warranties; and

     (C) Any action, suit or proceeding based upon (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from Greenchek Technology Inc.; or (2) the disposition of any of the Units or any part thereof.

               (k) This Agreement shall be construed in accordance with and governed by the laws of the State of Colorado, except as to the manner in which the subscriber elects to take title to Units in Greenchek Technology Inc. which shall be construed in accordance with the State of his principal residence.

               (l) Upon request of Greenchek Technology Inc., I shall provide a sworn and signed copy of my current financial statement.

Subscription for Units:

Number of Units subscribed for:_________________________________

Total consideration: $300,000.00

Subscriber:
Name (please print)	Intellectual Property Group Inc.

Social Security No.	N/A

Address:	Apartado 0832-02770 Panama

(Zip Code)	Republic of Panama

Phone	(011) 507-6768-1464

Nature of Business	Investments

Net Worth	$2,000,000.00

Liquid Assets	$1,500,000.00

     10. Accredited Investor. I represent that I am an “Accredited Investor” or an Officer of an “Accredited Investor” as defined below:

     Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes come within any of the following categories, at the time of the sale of the securities to that person.

     (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance Greenchek Technology Inc. as defined in section 2(13) of the Act; any investment Greenchek Technology Inc. registered under the Investment Greenchek Technology Inc. Act of 1940 or a business development Greenchek Technology Inc. as defined in section 2(a)(48) of that Act; any Small Business Investment Greenchek Technology Inc. licensed by the U.S. Small Business

Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance Greenchek Technology Inc., or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) Any private business development Greenchek Technology Inc. as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

     (3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     (5) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in §230.506(b)(2)(ii); and

       (8) Any entity in which all of the equity owners are accredited investors.

     (9) An entity or person defined under SEC CFR §2330.001 and Nevada Revised Statutes §25102(n) (by inclusion).

     An affiliate of, or person affiliated with, a specific person shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

I will hold title to my interest as follows:

        { } Community Property

        { } Joint Tenants with Right of Survivorship

        { } Tenants in Common

        { } Individually

        { } Other: (Corporation)

     (Note: Subscribers should seek the advice of their attorneys in deciding in which of the above forms they should take ownership of the Units, since different forms of ownership can have varying gift tax and other consequences, depending on the state of the investor's domicile and their particular personal circumstances. For example, in community property states, if community property assets are used to purchase Units held in individual ownership, this might have adverse gift tax consequences. If OWNERSHIP IS BEING TAKEN IN JOINT NAME WITH A SPOUSE OR ANY OTHER PERSON, THEN ALL SUBSCRIPTION DOCUMENTS MUST BE EXECUTED BY ALL SUCH PERSONS.)

     11. This subscription shall expire on _____________________, and if the subscription amount has not been paid by such date, then the rights under this Subscription Agreement shall thereupon expire.

     IN WITNESS WHEREOF, subject to acceptance by Greenchek Technology Inc., I have completed this Subscription Agreement to evidence my Subscription as set forth hereinabove, and I submit herewith a check in the amount of $300,000.00 for _____________ Units, this 17th day of September, 2008.

NOYZ MANAGEMENT CORP.

FEDERICO RODRIGUEZ ROMERO
Federico Rodriguez Romero
Subscriber

Subscriber

     THIS SUBSCRIPTION OFFER IS ACCEPTED THIS ____________DAY OF _________________________, 2008.

Greenchek Technology Inc.

by: ____________________________